SUBJECT TO COMPLETION, DATED SEPTEMBER 10, 1999

                                  $100,000,000

Dreyfus [Logo]          Dreyfus Municipal Income, Inc.

                              2,000 Shares Series A
                              2,000 Shares Series B

                             AUCTION PREFERRED STOCK
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                           -------------------------


          Dreyfus Municipal Income, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund ordinarily invests all of its assets in municipal obligations considered by its investment adviser to be investment grade at the time of purchase. See the "Investment Objective and Policies" section beginning on page 13 of this Prospectus for a discussion of the investment risks you should consider in making an investment decision.

          The Dreyfus Corporation ("Dreyfus") is the Fund's investment adviser.


                                                Per share      Sales load (2)     Proceeds to Fund(1)

Public Offering Price....................     $     25,000       $                  $
Total....................................     $100,000,000       $                  $


------------
(1)  Plus accumulated dividends, if any, from the Date of Original Issue.
(2)  The Fund and Dreyfus have agreed to indemnify the underwriter against certain liabilities under the Securities Act of 1933.  See "Underwriting."

          The Applicable Rate for the Initial Dividend Period will be ___% per annum for Series A Preferred Stock and ___% per annum for Series B Preferred Stock. The Applicable Rate on the Preferred Stock for each Subsequent Dividend Period generally will be determined pursuant to periodic Auctions conducted in accordance with the procedures described herein. Unless the Fund gives notice of a Special Dividend Period, each Subsequent Dividend Period for each series of Preferred Stock will be a 28-Day Dividend Period.

          Dividends on the Preferred Stock will be cumulative from the Date of Original Issue and payable commencing on ___________, 1999 for Series A Preferred Stock and on ____________, 1999 for Series B Preferred Stock and, generally, on each succeeding fourth Wednesday for Series A Preferred Stock and each succeeding fourth Friday for Series B Preferred Stock.


          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


          This Prospectus sets forth concisely information about the Fund that you should know before investing. You should retain it for future reference. A statement of additional information ("SAI") dated September __, 1999, containing additional information about the Fund, is on file with the SEC and is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 46 of this Prospectus. You may obtain a copy of the SAI without charge by calling the Fund at 1-800-334-6899, or writing to the Fund at 200 Park Avenue, New York, New York 10166.


                           -------------------------


                            PAINEWEBBER INCORPORATED

                           -------------------------

               The date of this Prospectus is September __, 1999.


                           -------------------------

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(CONTINUED FROM THE PREVIOUS PAGE)

          The Broker-Dealers may maintain a secondary trading market in the Preferred Stock outside of the Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market. The Preferred Stock will not be listed for trading on any exchange or any other market. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the shares of Preferred Stock.

          Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the SAI.

          Certain capitalized terms used in this Prospectus are defined in the "Glossary" that appears at the end of this Prospectus.

          The Underwriter is offering the shares of Preferred Stock subject to certain conditions. It is expected that one certificate for each series of Preferred Stock will be delivered to the nominee of The Depository Trust Company on or about September __, 1999.

                                _______________

          THE SHARES OF PREFERRED STOCK ARE NOT BANK DEPOSITS. AN INVESTMENT IN SHARES OF PREFERRED STOCK IS NOT GUARANTEED, ENDORSED OR INSURED BY ANY BANK, FINANCIAL INSTITUTION OR GOVERNMENT ENTITY, SUCH AS THE FEDERAL DEPOSIT INSURANCE CORPORATION.



                                TABLE OF CONTENTS

                                                                            PAGE

Prospectus Summary............................................................1
Financial Highlights.........................................................10
The Fund.....................................................................11
Use of Proceeds..............................................................11
Capitalization...............................................................12
Portfolio Composition........................................................12
Investment Objective and Policies............................................13
Description of Preferred Stock...............................................19
Management of the Fund.......................................................37
Taxes........................................................................38
Description of Capital Structure.............................................41
Certain Provisions of the Charter............................................43
Underwriting.................................................................44
Shareholder Servicing Agent, Custodian and Transfer Agent....................44
Legal Opinions...............................................................45
Independent Auditors.........................................................45
Additional Information.......................................................45
Special Note Regarding Forward-Looking Statements............................45
Table of Contents of the SAI.................................................46
Glossary.....................................................................47


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITER HAS AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITER IS MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                               PROSPECTUS SUMMARY

          THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE SAI. CERTAIN OF THE CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED IN THE GLOSSARY THAT APPEARS AT THE END OF THIS PROSPECTUS.

THE FUND........................   The Fund is a non-diversified, closed-end
                                   management investment company. The Fund was organized under Maryland law on September 2, 1988, and has registered under the Investment
                                   Company Act of 1940, as amended (the
                                   "Investment Company Act"). The Fund's
                                   principal office is located at 200 Park
                                   Avenue, New York, New York 10166, and its telephone number is 1-800-334-6899.

INVESTMENT ADVISER..............   Dreyfus is the Fund's investment adviser.

INVESTMENT OBJECTIVE AND
  POLICIES......................   The Fund's investment objective is to
                                   maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax. No assurance can be given that the Fund's investment objective will be achieved. The Fund ordinarily will invest all of its net assets in municipal obligations considered investment grade (at least
                                   Baa/BBB) by Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus at the time of purchase.

THE OFFERING....................   The Fund is offering an aggregate of:

                                   2,000 shares of Series A Preferred Stock

                                   2,000 shares of Series B Preferred
                                   Stock,

                                   each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue.

                                   The shares of Preferred Stock are being
                                   offered by PaineWebber Incorporated. See
                                   "Underwriting."

PRINCIPAL INVESTMENT RISKS......   Before investing in shares of the Preferred
                                   Stock, you should consider carefully the following risks of such an investment:

                                   o if an Auction fails, you may not be able to sell some or all of your shares;

                                   o    because of the nature of the market for
                                        shares of Preferred Stock, you may
                                        receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

                                   o    the Rating Agency could downgrade the
                                        shares of Preferred Stock, which could
                                        adversely affect liquidity;

                                   o    the Fund may be forced to redeem your
                                        shares to meet regulatory or Rating
                                        Agency requirements or may voluntarily
                                        redeem your shares in certain
                                        circumstances;

                                   o    the Fund may not earn sufficient income
                                        from its investments to pay dividends;

                                   o    if long term interest rates rise, the
                                        value of the Fund's investment portfolio will decline, reducing the asset coverage for the shares of Preferred Stock; and

                                   o    if an issuer of a municipal obligation
                                        in which the Fund invests defaults,
                                        there may be a negative impact on the
                                        income and net asset value of the Fund's portfolio.

                                   For a description of additional risks of investing in the Fund, see "Investment Objective and Policies--Additional Risk Considerations," and "--Risks of Investing in the Preferred Stock."

DIVIDENDS ON
  PREFERRED STOCK ..............   The shares of Preferred Stock will entitle
                                   their holders to receive cash dividends at the Applicable Rate. The Applicable Rate for each Dividend Period after the Initial
                                   Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of the Dividend Period.
                                   Typically, each Dividend Period for each series of Preferred Stock after the Initial
                                   Dividend Period will be 28 days. Dividends ordinarily will be payable on each succeeding fourth Wednesday for Series A Preferred
                                   Stock and on each succeeding fourth Friday for Series B Preferred Stock, subject to certain exceptions. The Fund, however, may change the Dividend Period, subject to giving notice to holders of the Preferred Stock.

                                   Beneficial Owners and Potential Beneficial
                                   Owners of shares of Preferred Stock may
                                   participate in Auctions through their
                                   Broker-Dealers. Except for certain Special
                                   Dividend Periods, Beneficial Owners desiring to continue to hold all of their shares of Preferred Stock regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Preferred Stock--The Auction."

                                   Dividends for the shares of Preferred Stock will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository typically will distribute dividends in same-day funds to Agent Members, who are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Stock--Dividends."

                                   A Special Dividend Period can be declared only if certain conditions are met. See "Description of Preferred Stock-- Dividends." If Sufficient Clearing Bids do not exist at the Auction for the shares of Preferred Stock, the Dividend Period commencing on the Business Day succeeding that Auction will be a 28-Day Dividend Period, and the holders of the shares of Preferred Stock outstanding before that Auction will be required to continue to hold such shares for that Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period, or if the Fund has given a Notice of Special Dividend Period for the Preferred Stock, the Fund will be required to give a Notice of Revocation, if:

                                   o    either the Investment Company Act
                                        Preferred Stock Asset Coverage is not
                                        satisfied or the Fund fails to maintain
                                        S&P Eligible Assets with an aggregate
                                        Discounted Value at least equal to the
                                        Preferred Stock Basic Maintenance
                                        Amount, in each case on each of the two
                                        Valuation Dates immediately preceding
                                        the Business Day prior to the related
                                        Auction Date for the shares of Preferred
                                        Stock,

                                   o    sufficient funds for the payment of
                                        dividends payable on the immediately
                                        succeeding Dividend Payment Date have
                                        not been irrevocably deposited with the
                                        Auction Agent by the close of business
                                        on the third Business Day preceding the
                                        related Auction Date, or

                                   o    the Broker-Dealers have not given the
                                        Fund notice that it is advisable to hold an Auction in respect of a Special Dividend Period.

                                   In any of these events, the next succeeding
                                   Dividend Period will be a 28-Day Dividend
                                   Period.

ADVANCE NOTICE OF ALLOCA-
  TION OF TAXABLE INCOME;
  INCLUSION OF TAXABLE
  INCOME IN DIVIDENDS...........   Dividends paid from tax-exempt income earned
                                   on municipal obligations will be exempt from federal income tax, although some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax.

                                   The Fund is required to allocate net capital gains and any other income subject to federal income tax proportionately among the Fund's shares of common stock and shares of Preferred Stock. The Fund will seek to notify the Auction Agent of the amount of the taxable income to be included in any dividend on the shares of Preferred Stock before the Auction establishing the Applicable Rate for such dividend. The Auction Agent will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement.

                                   The Fund also may include such taxable income in a dividend on the shares of Preferred Stock without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof. The amount of taxable income allocable to the shares of Preferred Stock will depend upon the amount of taxable income realized by the Fund and other factors but generally is not expected to be significant. See "Taxes" and "Description of Preferred Stock--The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends."

ADDITIONAL DIVIDENDS ...........   If the Fund retroactively allocates any net
                                   capital gains or other taxable income to the shares of Preferred Stock without advance notice, the Fund will make payments to holders of the shares of Preferred Stock to which such allocation was made to offset substantially the tax effect thereof. This retroactive allocation may happen if (i) all or a portion of the outstanding shares of Preferred Stock are redeemed, (ii) the Fund liquidates, (iii) a debt obligation believed to be a municipal obligation unexpectedly turns out to be an obligation subject to federal income tax or (iv) any other reason determined in good faith by the Fund. See
                                   "Description of Preferred
                                   Stock--Dividends--Additional Dividends" and
                                   "Taxes."

DETERMINATION OF MAXIMUM
  APPLICABLE RATES..............   Except during a Non-Payment Period, the
                                   Applicable Rate for any Dividend Period for the Preferred Stock will not be more than the Maximum Applicable Rate. The Maximum
                                   Applicable Rate for each series of Preferred
                                   Stock will depend on the credit rating
                                   assigned to such shares and on the duration of the Dividend Period. The Maximum
                                   Applicable Rate will be the Applicable
                                   Percentage of the Reference Rate.

                             The Reference Rate is:

                                   o    with respect to any 28-Day Dividend
                                        Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate,

                                   o    with respect to any Short Term Dividend
                                        Period having more than 28 but fewer
                                        than 183 days, the applicable "AA"
                                        Composite Commercial Paper Rate,

                                   o    with respect to any Short Term Dividend
                                        Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate, and

                                   o    with respect to any Long Term Dividend
                                        Period, the applicable U.S. Treasury
                                        Note Rate.

                             The Applicable Percentage will be determined based on:

                                   o    the credit rating assigned on such date
                                        to the shares of Preferred Stock by S&P
                                        (or, if S&P does not make such rating
                                        available, the equivalent of such rating by a Substitute Rating Agency), and

                                   o    whether the Fund has provided
                                        notification to the Auction Agent,
                                        before the Auction establishes the
                                        Applicable Rate for any dividend, that
                                        net capital gains or other taxable
                                        income will be included in such dividend on the shares of Preferred Stock as follows:

                                                   APPLICABLE      APPLICABLE
                                                 Percentage of    Percentage of
                                   S&P Credit   Reference Rate-  Reference Rate-
                                    Ratings     No Notification   Notification

                                   AA- or higher...    110%           150%
                                   A- to A+........    125            160
                                   BBB- to BBB+....    150            250
                                   Below BBB-......    200            275

                                   There is no minimum Applicable Rate in
                                   respect of any Dividend Period.

                                   The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of Preferred Stock--Dividends--Non-Payment Period; Late
                                   Charge," initially will be 200% of the
                                   Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent before the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock).

AUCTION PROCEDURES .............   Separate Auctions will be conducted for each
                                   series of Preferred Stock. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of shares of Preferred Stock may participate in Auctions only through their Broker-Dealers.
                                   Broker-Dealers will submit the Orders of their respective customers who are Beneficial
                                   Owners and Potential Beneficial Owners to the
                                   Auction Agent, designating themselves as
                                   Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential
                                   Holders in respect of shares subject to
                                   Orders submitted to them by Potential
                                   Beneficial Owners. On or before each Auction
                                   Date (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                   o    Hold Order--indicating its desire to
                                        hold the shares of Preferred Stock
                                        without regard to the Applicable Rate
                                        for the next Dividend Period for such
                                        shares.

                                   o    Bid--indicating its desire to hold the
                                        shares of Preferred Stock, provided the
                                        Applicable Rate for the next Dividend
                                        Period for such shares is not less than
                                        the rate per annum specified in such
                                        Bid.

                                   o    Sell Order--indicating its desire to
                                        sell the shares of Preferred Stock
                                        without regard to the Applicable Rate
                                        for the next Dividend Period for such
                                        shares.

                                   A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the shares of Preferred Stock then held by such Beneficial Owner, provided that the total number of shares of Preferred Stock covered by such Orders does not exceed the number of shares of Preferred Stock held by the Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of Preferred Stock in the Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders.

                                   If an Order is not submitted on behalf of a Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent, then a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) will be deemed to have been submitted on behalf of such Beneficial Owner.

                                   Potential Beneficial Owners of shares of Preferred Stock may submit Bids through their Broker-Dealers offering to purchase shares of Preferred Stock, provided the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                                   Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with any of the Auction Procedures.

                                   A Broker-Dealer also may hold shares of
                                   Preferred Stock for its own account as a Beneficial Owner and, thus, may participate in an Auction on behalf of both itself and its customers. A Broker-Dealer acting for itself will be subject to the same procedures as when it acts on behalf of a Beneficial Owner or a Potential Beneficial Owner.

                                   If Sufficient Clearing Bids exist in an
                                   Auction for a series of Preferred Stock, the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the shares of Preferred Stock available for purchase in the Auction.

                                   If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate. In such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of Preferred Stock subject to such Sell Orders.

                                   If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent, before the Auction establishes the Applicable Rate for any dividend, that net capital gains or other taxable income will be included in such dividend on shares of Preferred Stock).

                                   The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of shares of Preferred Stock that is less than the number of shares of Preferred Stock specified in its Order. If the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                                   A Sell Order by an Existing Holder will
                                   constitute an irrevocable offer to sell the shares of Preferred Stock subject to it, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the shares of Preferred Stock subject to it if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000.

                                   A Bid placed by a Potential Holder will
                                   constitute an irrevocable offer to purchase the shares of Preferred Stock subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of Preferred Stock--The Auction."

ASSET MAINTENANCE...............   Under its Charter, the Fund must maintain (i)
                                   S&P Eligible Assets having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount and
                                   (ii) Investment Company Act Preferred Stock
                                   Asset Coverage of at least 200%. See
                                   "Description of Preferred Stock--Asset
                                   Maintenance."

                                   The Fund estimates that, based on the
                                   composition of its portfolio at August 31, 1999, Investment Company Act Preferred Stock Asset Coverage with respect to shares of Preferred Stock would be approximately
                                   283% immediately after the issuance of the shares of Preferred Stock offered hereby in an amount representing approximately 35% of the Fund's capital (including the capital attributable to the shares of Preferred Stock).

                                   The Discount Factors and guidelines for
                                   calculating the Discounted Value of the
                                   Fund's portfolio for purposes of determining whether the Preferred Stock Basic Maintenance Amount has been satisfied have been established by S&P in connection with the Fund's receipt of ratings on the shares of Preferred Stock on their Date of Original Issue of "AAA" from S&P.

MANDATORY REDEMPTION ...........   If the Preferred Stock Basic Maintenance
                                   Amount or the Investment Company Act
                                   Preferred Stock Asset Coverage is not
                                   maintained or restored as required, the
                                   shares of Preferred Stock will be subject to mandatory redemption, out of funds legally available, at the Mandatory Redemption Price of $25,000 per share, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock.
                                   See "Description of Preferred
                                   Stock--Dividends--Additional Dividends." Any such redemption will be limited to the minimum number of shares of Preferred Stock necessary to restore the Preferred Stock
                                   Basic Maintenance Amount or the Investment
                                   Company Act Preferred Stock Asset Coverage, as the case may be. The Fund's ability to complete a mandatory redemption may be restricted by the provisions of the Investment Company Act. See "Description of
                                   Preferred Stock--Redemption--Mandatory
                                   Redemption."

OPTIONAL REDEMPTION.............   The shares of Preferred Stock are redeemable
                                   at the option of the Fund on any Dividend
                                   Payment Date (except during the Initial
                                   Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium
                                   Call Period. See "Description of Preferred
                                   Stock--Redemption--Optional Redemption."
                                   Holders of shares of Preferred Stock also may be entitled to receive Additional Dividends if their shares of Preferred Stock are redeemed. See "Description of Preferred
                                   Stock--Dividends--Additional Dividends."

LIQUIDATION PREFERENCE ..........  The liquidation preference of the shares of
                                   Preferred Stock will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See "Description of Preferred Stock--Liquidation Rights." Holders of shares of Preferred Stock also may be entitled to receive Additional Dividends if the Fund is liquidated. See "Description of Preferred Stock--Dividends--Additional
                                   Dividends."

RATING...........................  Shares of Preferred Stock will be issued only if S&P gives them a credit quality rating of "AAA." The Fund may seek at some future time to have the shares of Preferred Stock rated by an additional Rating Agency. See "Investment Objective and Policies--Rating Agency Guidelines."

VOTING RIGHTS....................  Holders of any shares of Preferred Stock, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors at any time when two years' dividends on any shares of Preferred Stock are unpaid. The holders of any shares of Preferred Stock will vote as a separate class on certain other matters as required under the Fund's Charter and the Investment Company Act. See "Description of Preferred Stock--Voting Rights,"
                                   "Description of Capital Structure" and
                                   "Certain Provisions of the Charter."

                              FINANCIAL HIGHLIGHTS

          The table below sets forth certain specified information for a share of common stock of the Fund outstanding throughout each period. The financial highlights for each of the ten years in the period ended September 30, 1998 have been audited by Ernst & Young LLP, the Fund's independent auditors, whose report covering each of the five years in the period ended September 30, 1998, is included in the Fund's September 30, 1998 Annual Report and is incorporated by reference in the SAI. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's September 30, 1998 Annual Report and Semi-Annual Report for the six months ended March 31, 1999, which are available without charge from the Fund.

                                                                         YEAR ENDED SEPTEMBER 30,
                                       ----------------------------------------------------------------------
                               Six-Month
                             Period Ended
                             March 31, 1999
                             (Unaudited)        1998         1997         1996         1995         1994
                             ---------------    ----         ----         ----         ----         ----
PER SHARE DATA:

 Net asset value,
  beginning of period.......     $9.71         $   9.55     $   9.60     $   9.74      $   9.41    $   10.45
                                 -----         --------     --------     --------      --------    ---------

INVESTMENT OPERATIONS:

  Investment income--net......     .27              .55          .61          .64           .65          .67
  Net realized and
    unrealized gain (loss)
    on investments............    (.17)             .21         (.02)        (.16)          .35         (.93)
                                 -----         --------     --------     --------      --------    ---------

TOTAL FROM INVESTMENT
  OPERATIONS................       .10              .76          .59          .48          1.00         (.26)
                                 -----         --------     --------     --------      --------    ---------

DISTRIBUTIONS:

Dividends from
  investment income--net....      (.28)           (.60)        (.64)         (.62)         (.67)        (.70)

Dividends from
  net realized gain on
  investments...............        --             --           --             --            --         (.08)
                                 -----         --------     --------     --------      --------    ---------

TOTAL DISTRIBUTIONS.........      (.28)           (.60)        (.64)         (.62)         (.67)        (.78)
                                 -----         --------     --------     --------      --------    ---------

Net asset value, end of
  period....................     $9.53         $   9.71    $   9.55      $   9.60      $   9.74      $   9.41
                                 =====         ========    ========      ========      ========      ========

Market value, end of
  period....................   $8 15/16        $ 9 11/16   $   10 3/8    $   9 9/16    $   9 3/8     $   8 7/8
                                 =====         ========    ========      ========      ========      ========

TOTAL  RETURN*                (9.91%)(3)          (.69%)      15.90%         8.83%        13.48%      (10.77%)

RATIOS/
SUPPLEMENTAL DATA:

Ratio of expenses to
  average net assets........    .82%(3)            .82%        .82%           .83%          .85%        .84%

Ratio of net investment
  income to average net
  assets....................   5.66%(3)           5.75%       6.36%          6.61%         6.86%       6.76%

Portfolio turnover rate.....  17.92%(4)           8.84%      10.67%          8.56%        36.09%      14.41%

Net assets, end of
  period (000's Omitted)....  $194,224        $197,505    $193,578       $193,165      $195,517    $188,730

                                                   YEAR ENDED SEPTEMBER 30,
                                  ---------------------------------------------------------
                                      1993        1992        1991       1990       1989(1)
                                      ----        ----        ----       ----       ----
PER SHARE DATA:

 Net asset value,
  beginning of period.....       $   10.06      $  9.83     $  9.34    $  9.52    $  9.26(2)
                                 ---------     --------     --------     --------    --------

INVESTMENT OPERATIONS

Investment income--net....             .71          .71         .72        .73        .64
Net realized and
  unrealized gain (loss)
  on investments..........             .44          .30         .49       (.19)       .14
                                 ---------     --------     --------     --------    --------

TOTAL FROM INVESTMENT
  OPERATIONS..............            1.15         1.01        1.21        .54        .78
                                 ---------     --------     --------     --------    --------

DISTRIBUTIONS:

Dividends from
  investment income--net..           (.70)        (.70)       (.68)      (.70)       (.52)

Dividends from
  net realized gain on
  investments.............           (.06)        (.08)       (.04)      (.02)        --
                                 ---------     --------     --------     --------    --------

TOTAL DISTRIBUTIONS.......           (.76)        (.78)       (.72)      (.72)       (.52)
                                 ---------     --------     --------     --------    --------

Net asset value, end of
  period..................       $  10.45     $  10.06     $  9.83    $  9.34     $  9.52
                                 ========      ========    ========      ========    ========

Market value, end of
  period..................          10 3/4    $  10 1/2    $  10      $  9 1/4    $  10
                                 ========      ========    ========      ========    ========

TOTAL  RETURN*                     10.30%       13.61%      16.61%      (.21%)     5.88%(3)

RATIOS/
SUPPLEMENTAL DATA:

Ratio of expenses to
  average net assets......          .83%         .86%        .88%       .85%       .88%(3)

Ratio of net investment
  income to average net
  assets..................         7.01%        7.20%       7.61%      7.73%      7.37%(3)

Portfolio turnover rate...        11.94%       22.75%      36.40%     27.11%     95.24%(4)

Net assets, end of
  period (000's omitted)..     $206,999     $195,991    $188,441   $176,356   $176,757


---------------------------------
 *    Total return is calculated based on market value.
(1)   From October 24, 1988 (commencement of operations) to September 30, 1989.
(2)   Net of offering costs charged to paid-in capital.
(3)   Annualized.
(4)   Not annualized.

                                    THE FUND

          The Fund is a non-diversified, closed-end management investment company that commenced operations in 1988. The Fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund ordinarily invests all of its assets in municipal obligations considered by Dreyfus to be investment grade at the time of purchase.

          The Fund was organized as a Maryland corporation on September 2, 1988 and has registered with the SEC under the Investment Company Act. In October 1988, the Fund issued 16,000,000 shares of common stock pursuant to the initial public offering thereof and commenced operations. The net proceeds of such offering were $148,800,000. The Fund's common stock is traded on the American Stock Exchange ("AMEX") under the symbol "DMF." The Fund's principal office is located at 200 Park Avenue, New York, New York 10166. Dreyfus is registered with the SEC under the Investment Advisers Act of 1940, as amended.


                                 USE OF PROCEEDS

          The estimated net proceeds of this offering will be $98,800,000 after the payment of offering expenses (not expected to exceed $200,000) and the sales load. See "Underwriting."

          Dreyfus anticipates that the Fund will take up to sixty days from its receipt of the net proceeds of the offer to invest or otherwise employ such proceeds in accordance with the Fund's investment objective and policies under current market conditions. Pending such investment, the proceeds of the offer will be held in high-quality, short term, tax-exempt money market instruments or shares of investment companies which invest in such securities. Consequently, the proceeds may not be invested for up to sixty days in securities consistent with the Fund's goal of maximizing current income.

                                 CAPITALIZATION

          The following table sets forth the unaudited capitalization of the Fund as of August 31, 1999 as adjusted to give effect to the issuance of the shares of Preferred Stock offered hereby.

                                                                                        ACTUAL              AS ADJUSTED
Shareholders' equity:
   Preferred Stock, par value $0.001 per share (no shares issued; 4,000 shares of Preferred Stock, as adjusted, at $25,000 per share
     liquidation preference)...................................................                            $100,000,000
     Common Stock, par value, $0.001 per share (20,382,927 shares issued
     and outstanding)..........................................................       $      20,383        $     20,383
Capital in excess of par value attributable to common stock....................         189,890,840         188,690,840
Accumulated distributions in excess of  investment income - net................            (120,396)           (120,396)
Accumulated realized gain (loss) - net.........................................          (2,800,733)         (2,800,733)
Unrealized depreciation on investments - net...................................          (2,549,257)         (2,549,267)
                                                                                      --------------       -------------

Net assets.....................................................................       $ 184,440,827        $283,240,827
                                                                                      ==============       =============



                              PORTFOLIO COMPOSITION


          As of August 31, 1999, approximately 98% of the market value of the Fund's portfolio was invested in long term municipal obligations and the remainder was invested in short term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of August 31, 1999.


                                                             Number of                 Value
     S&P*             MOODY'S*              FITCH*            Issues              (IN THOUSANDS)          PERCENT
     ----             --------              ------         --------------          --------------       -----------

     AAA                Aaa                   AAA              7                     29,955                16.5%
      AA                 Aa                   AA               4                      7,017                 3.9
      A                  A                     A               7                     23,716                13.1
     BBB                Baa                   BBB             21                     71,635                39.5
     NR+                NR+                   NR+             13                     45,283                25.0
     Cash                                                      2                      3,700                 2.0
                                                            -----
Total                                                         54                   $181,306               100.0%
                                                            ======                 ========               ======
    ----------

* Ratings: Using the highest of S&P's, Moody's or Fitch's ratings on the Fund's municipal obligations. See "Appendix A" of the SAI. S&P's and
     Fitch's rating categories may be modified further by a plus (+) or minus
     (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings.

+ Securities that are not rated by S&P, Moody's or Fitch. These municipal obligations may be rated by nationally recognized statistical rating organizations other than S&P, Moody's or Fitch, or may not be rated by any such organization.



                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE


     The Fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund will achieve it's investment objective.


MANAGEMENT POLICIES

     Under normal market conditions, the Fund will invest, as a fundamental policy, at least 80% of its net assets in municipal obligations. The Fund ordinarily invests all of its net assets in municipal obligations.


     Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The Fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt programs created by financial intermediaries, tender option bonds, and participations in municipal obligations.

     Under normal market conditions, the Fund ordinarily invests all of its net assets in municipal obligations considered at the time of purchase investment grade by Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest rating categories of Moody's, S&P or Fitch or the unrated equivalent as determined by Dreyfus in the case of short term obligations having or deemed to have maturities of less than one year. When the Fund invests in unrated municipal obligations, it may be more dependent on the research capabilities of Dreyfus than when it invests in rated municipal obligations. The foregoing credit quality policies apply only at the time a security is purchased and the Fund is not required to dispose of a security in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issue. Investment grade bonds are those rated in the four highest rating categories of Moody's, S&P or Fitch. See "Additional Risk Considerations" below. The Fund also may invest in taxable investments to the extent and of the quality described below.

     The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. Under normal market conditions, long term municipal obligations generally provide a higher yield than short-term municipal obligations. The Fund, however, may invest in short-term municipal obligations when their yields are greater than yields available on long term municipal obligations, for temporary defensive purposes and after the closing of this offering as the Fund selects longer term municipal obligations to purchase for its portfolio.


     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax ("AMT"). Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as a preference item to the shareholder. The Fund may invest without limitation in such municipal obligations if Dreyfus determines that their purchase is consistent with the Fund's investment objective.


     From time to time, (a) on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the Fund's net assets) or (b) for temporary defensive purposes without limitation, the Fund may invest in taxable short term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more;
bankers' acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. See the SAI for a description of these securities. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments will be taxable to investors. See "Taxes." Under normal market conditions, the Fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.


INVESTMENT TECHNIQUES


     The Fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income. These instruments and certain related risks are described more specifically under "Additional Information About Certain Portfolio Securities and Investment Techniques" in the SAI. The Fund's ability to use some of these techniques, such as investing in futures, engaging in options transactions and lending portfolio securities is limited as a condition to S&P's rating the shares of Preferred Stock "AAA." See "Rating Agency Guidelines" below.


     WHEN-ISSUED SECURITIES. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

     STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment the Fund obligates a broker, dealer or bank to repurchase at the Fund's option specified securities at a specified price. In this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security's yield to investors.




     DERIVATIVES. The Fund may invest in, or enter into, certain types of derivatives, such as futures and options, for a variety of reasons, including to increase current income, reduce fluctuations in net asset value and protect against a decline in the value of municipal obligations held by the Fund or an increase in the price of municipal obligations the Fund proposes to purchase in the future. Distributions by the Fund of any gains realized on the Fund's futures and options transactions will be taxable. The rating agency guidelines for the Preferred Stock limit the use of these derivatives.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


     The Fund may acquire call options on specific municipal obligations.
The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity. The sale by the Fund of a call option it owns on a specific municipal obligation could result in the receipt of taxable income by the Fund. Certain securities purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


     Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options, but in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Fund may purchase call and put options and may write (i.e., sell) covered call and put option contracts. When required by the SEC, the Fund will segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a derivative position at a reasonable price.


     The Fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short term interest rates rise, and increase the interest paid to the Fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed-rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.


ADDITIONAL RISK CONSIDERATIONS


     THE FUND'S INVESTMENTS ARE SUBJECT TO INTEREST RATE, MARKET, INCOME, CALL AND CREDIT RISK. The prices of municipal obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. This risk is usually greater among municipal obligations with longer maturities or durations and when residual interest municipal obligations are held by the Fund. This means that the Fund, which invests in such longer term securities, is subject to greater market risk (other things being equal) than a fund investing solely in shorter term securities.

     The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates fall, the Fund's income available over time to make dividend payments with respect to the Preferred Stock could drop as well if the Fund purchases securities with lower interest coupons.

     The Fund may invest in inverse floaters. Compared to similar fixed-rate municipal obligations, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long term interest rates. Moreover, the income earned on inverse floaters will fluctuate in response to changes in prevailing short term interest rates. Thus, when such bonds are held by the Fund, an increase in short or long term market interest rates will adversely affect the income received from such bonds.

     If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely replace such called security with a lower yielding security. Municipal obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the net asset value of the Fund.


     The Fund is permitted to invest in securities rated Baa by Moody's or BBB by S&P or Fitch. Bonds which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds which are rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated BBB by Fitch are considered to be of satisfactory credit quality and the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment of interest or principal. See "Appendix A" in the SAI for a general description of Moody's, S&P and Fitch ratings of municipal obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a bond in the Fund's portfolio has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the bond.

     THE FUND IS A "NON-DIVERSIFIED" INVESTMENT COMPANY. As a "non-diversified" investment company, the Fund may invest, subject to certain federal tax requirements, a relatively high percentage of its assets in the securities of a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or group of issuers. See "Taxes."

     YEAR 2000 ISSUES. The Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the Fund's investments.

PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to purchase or sell securities. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced in a period of one year. A higher turnover rate necessarily involves greater expenses to the Fund. The Fund will engage in portfolio trading if it believes that a transaction will help in achieving its investment objective.


RATING AGENCY GUIDELINES


     The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "AAA" from S&P. S&P issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund to satisfy current requirements necessary for S&P to issue the above-described rating for the shares of Preferred Stock, which rating generally is relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act. See "Description of Preferred Stock--Asset Maintenance."

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Stock Basic Maintenance Amount. S&P has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The S&P guidelines may impose limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.


     Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount on or before the Preferred Stock Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. If any such failure is not cured in a timely manner, the shares of Preferred Stock will be subject to mandatory redemption. The Preferred Stock Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of the shares of Preferred Stock then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of Preferred Stock--Asset Maintenance" and "Description of Preferred Stock--Redemption."

     The Fund may, but is not required to, adopt any modifications to these guidelines established hereafter by S&P. Failure to adopt any such modifications, however, may result in a change in the rating described above or a withdrawal of the rating altogether. In addition, any rating agency providing a rating for the shares of Preferred Stock, at any time, may change or withdraw any such rating. As set forth in the Charter, the Fund's Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Fund's Board of Directors has obtained written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the shares of Preferred Stock.

     As described by S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the shares of Preferred Stock is not a recommendation to purchase, hold or sell shares of Preferred Stock, inasmuch as the rating does not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of Preferred Stock will be able to sell such shares in an Auction or otherwise. The rating is based on current information furnished to S&P by the Fund and Dreyfus and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's shares of common stock have not been rated by a Rating Agency.


     For a more detailed description of S&P guidelines, see "Rating Agency Guidelines" in the SAI.


RISKS OF INVESTING IN THE PREFERRED STOCK

     There are a number of specific factors investors in the shares of Preferred Stock should consider:

     o The credit rating of the shares of Preferred Stock could be reduced while an investor holds the shares of Preferred Stock, which could affect liquidity.

     o Neither the Broker-Dealers nor the Fund are obligated to purchase the shares of Preferred Stock in an Auction or otherwise nor is the Fund required to redeem the shares of Preferred Stock in the event of a failed Auction.

     o If in an Auction Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the shares of Preferred Stock subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.


     o If long term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for the Preferred Stock.


     The Broker-Dealers may maintain a secondary trading market in the shares of Preferred Stock outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the shares of Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of Preferred Stock will not be registered on any stock exchange or on any automated quotation system. If you try to sell your shares of Preferred Stock between Auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the shares of Preferred Stock.

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. See "Certain Provisions of the Charter."


                         DESCRIPTION OF PREFERRED STOCK


     Each series of Preferred Stock will be preferred stock that entitles its holders to receive dividends when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of Preferred Stock generally will be a 28-Day Dividend Period; provided, however, that before any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. In addition, the Fund may change the dividend period for one or both series, subject to giving notice to holders of the Preferred Stock. The Applicable Rate for a particular Dividend Period for a series of Preferred Stock will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of Preferred Stock may participate in Auctions therefor. Except in the case of a Special Dividend Period of longer than 91 days, Beneficial Owners desiring to continue to hold all of their shares of Preferred Stock regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Preferred Stock--The Auction."

     Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of Preferred Stock of each series will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede & Co. ("Cede")), and no person acquiring shares of Preferred Stock will be entitled to receive a certificate representing such shares. See "Appendix D" to the SAI. As a result, the nominee of the Securities Depository is expected to be the sole holder of record of each series of Preferred Stock. Accordingly, each purchaser of shares of Preferred Stock must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the shares of Preferred Stock.

     When issued and sold, the shares of Preferred Stock of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of Preferred Stock--Liquidation Rights." The shares of Preferred Stock will not be convertible into the Fund's shares of common stock or other shares of the Fund, and the holders thereof will have no preemptive rights. The shares of Preferred Stock will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price. See "Description of Preferred Stock--Redemption."



     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Bankers Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for each series of Preferred Stock. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.


     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of Preferred Stock so long as the Fund is current in the payment of dividends on shares of Preferred Stock and on any other shares of the Fund ranking on a parity with the shares of Preferred Stock with respect to the payment of dividends or upon liquidation.


     The foregoing is a brief description of the terms of the shares of Preferred Stock. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, including the provisions thereof establishing the shares of Preferred Stock. The Charter has been filed as an exhibit to the Registration Statement of which this Prospectus is a part.


THE AUCTION

     GENERAL. Holders of the shares of Preferred Stock of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Fund's Board of Directors, out of the funds legally available therefor. Dividends will be paid on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Charter establishing the terms of the shares of Preferred Stock offered hereby provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period as a result of the Auction Procedures. The Auction Procedures are attached as "Appendix D" to the SAI. If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the shares of Preferred Stock called for redemption, the Applicable Rate for the shares of Preferred Stock will be determined as set forth under "Description of Preferred Stock--Dividends--Determination of Dividend Rate."

     AUCTION AGENT AGREEMENT. The Fund will enter into the Auction Agent Agreement, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of Preferred Stock. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

     BROKER-DEALER AGREEMENTS. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into Broker-Dealer Agreements with PaineWebber Incorporated and other Broker-Dealers selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with PaineWebber Incorporated may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.


     SECURITIES DEPOSITORY. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of Preferred Stock. One or more registered certificates for all of the shares of each series of Preferred Stock initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the shares of Preferred Stock of the series to which it relates contained in the Charter. Cede initially will be the holder of record of all shares of Preferred Stock, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See "Appendix D" to the SAI. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the shares of Preferred Stock held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of shares of Preferred Stock will be duly made by making payments to the nominee of the Securities Depository.


     AUCTION PROCEDURES. The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in "Appendix D" to the SAI. The Settlement Procedures to be used with respect to Auctions are set forth in "Appendix C" to the SAI.


     AUCTION DATE; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS. An Auction to determine the Applicable Rate for the shares of Preferred Stock offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the Auction Date. The initial Auction Date will be _____________, 1999 for Series A Preferred Stock and _________________, 1999 for Series B Preferred Stock. Auctions for the shares of Preferred Stock for Dividend Periods after the Initial Dividend Period ordinarily will be held every fourth Tuesday after the preceding Dividend Payment Date for Series A Preferred Stock and every such fourth Thursday for Series B Preferred Stock; and each subsequent Dividend Period ordinarily will begin on the following Wednesday for Series A Preferred Stock and on the following Friday for Series B Preferred Stock. The Auction
Date and the first day of the related Dividend Period for a series of Preferred Stock (both of which must be Business Days) need not be consecutive calendar days. See "Description of Preferred Stock--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.


     Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to federal income tax in any dividend on the shares of Preferred Stock, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on the shares of Preferred Stock without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of Preferred Stock--Dividends--Additional Dividends."

     ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS. On or prior to each Auction Date for a series of Preferred Stock:

     (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

          (i) Hold Order--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

          (ii) Bid--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

          (iii) Sell Order--indicating the number of outstanding shares of Preferred Stock, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of Preferred Stock to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of Preferred Stock which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, before the Submission Deadline on any Auction Date will be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of Preferred Stock then held by such Beneficial Owner, as well as Bids for additional shares of Preferred Stock. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.


     The Maximum Applicable Rate for a series of Preferred Stock will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.


     The Maximum Applicable Rate for a series of Preferred Stock will depend on the credit rating or ratings assigned to the shares of such series. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and
(ii) whether the Fund has provided notification to the Auction Agent before the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock as follows:

                                                                 Applicable           Applicable
                                                               Percentage of        Percentage of
                                                                 Reference            Reference
                                                                   Rate -               Rate -
                      S&P CREDIT RATINGS                      NO NOTIFICATION        NOTIFICATION

AA- or higher...........................................         110%                 150%
A- to A+................................................         125                  160
BBB- to BBB+............................................         150                  250
Below BBB-..............................................         200                  275


     There is no minimum Applicable Rate in respect of any Dividend Period. The Fund will take all reasonable action necessary to enable S&P to provide a rating for each series of Preferred Stock. If S&P does not make such a rating available, the underwriter or their affiliates and successors, after consultation with the Fund, will select a Substitute Rating Agency.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.


     Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold shares of Preferred Stock in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Preferred Stock held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Preferred Stock held by it, as described in the next paragraph. If as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below. Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     If one or more Orders covering in the aggregate all of the outstanding shares of Preferred Stock held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of Preferred Stock held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent. If all of the outstanding shares of Preferred Stock are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the shares of Preferred Stock will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock).

     For the purposes of an Auction, the shares of Preferred Stock for which the Fund has given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of Preferred Stock--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to its Charter, the Fund is prohibited from reissuing and its affiliates (other than the Underwriter) are prohibited from transferring (other than to the Fund) any shares of Preferred Stock they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.


     SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Before 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction for a series of Preferred Stock to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of Preferred Stock subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, before the Submission Deadline on any Auction Date, will be irrevocable.


     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of Preferred Stock held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (i) any Hold Order will be considered valid up to and including the number of outstanding shares of Preferred Stock held by such Existing Holder; provided, that if more than one Hold Order is submitted by such Existing Holder and the number of shares of Preferred Stock subject to such Hold Orders exceeds the number of outstanding shares of Preferred Stock held by such Existing Holder, the number of shares of Preferred Stock subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of Preferred Stock held by such Existing Holder;


          (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the number of outstanding shares of Preferred Stock subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) will be treated as the subject of a Bid by a Potential Holder; and


          (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of Preferred Stock held by such Existing Holder over the sum of the number of shares of Preferred Stock subject to Hold Orders referred to in clause (i) above and the number of shares of Preferred Stock subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided, that if more than one Sell Order is submitted by any Existing Holder and the number of shares of Preferred Stock subject to such Sell Orders is greater than such excess, the number of shares of Preferred Stock subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of Preferred Stock equal to such excess.


     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of Preferred Stock therein specified.

     DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of Preferred Stock over the number of outstanding shares of Preferred Stock subject to Submitted Hold Orders (such excess being referred to as the "Available Shares of Preferred Stock") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of Preferred Stock that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available Shares of Preferred Stock. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the shares of Preferred Stock then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding shares of Preferred Stock are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, the shares of Preferred Stock subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of Preferred Stock will sell, continue to hold and/or purchase shares of Preferred Stock as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of Preferred Stock subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of Preferred Stock subject to such Submitted Bid or Submitted Sell Order;

          (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bid;

          (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of Preferred Stock subject to such Submitted Bid;

          (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bids, unless the number of outstanding shares of Preferred Stock subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available Shares of Preferred Stock over the number of shares of Preferred Stock accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of Preferred Stock determined on a pro rata basis based on the number of outstanding shares of Preferred Stock subject to all such Submitted Bids of such Existing Holders; and

          (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available Shares of Preferred Stock not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of Preferred Stock subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of Preferred Stock are the subject of Submitted Hold Orders):

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of Preferred Stock subject to such Submitted Bid;

          (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of Preferred Stock subject to such Submitted Bid; and


          (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of Preferred Stock determined on a pro rata basis based on the outstanding shares of Preferred Stock subject to all such Submitted Bids and Submitted Sell Orders. If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of shares of Preferred Stock, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of Preferred Stock being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of Preferred Stock. If any Potential Holder would be entitled or required to purchase less than a whole share of Preferred Stock, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of Preferred Stock for purchase among Potential Holders so that only whole shares of Preferred Stock are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of Preferred Stock.


     NOTIFICATION OF RESULTS; SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of Preferred Stock by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of Preferred Stock as a result of the Auction and will advise each customer purchasing or selling shares of Preferred Stock to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of Preferred Stock as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker- Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the shares of Preferred Stock. The Auction Agent will record each transfer of shares of Preferred Stock on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of Preferred Stock as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to shares of Preferred Stock shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the shares of Preferred Stock are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling shares of Preferred Stock in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Preferred Stock in such Auction may deliver to such person a number of whole shares of Preferred Stock that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Preferred Stock to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of Preferred Stock or to pay for shares of Preferred Stock purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

     The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of Preferred Stock placed by such Broker-Dealer at such Auction. The service charge (i) for any 28-Day Dividend Period will be payable at the annual rate of 0.25% of the purchase price of the shares of Preferred Stock placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period will be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred stock with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the shares of Preferred Stock will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of shares of Preferred Stock, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     The Broker-Dealers may maintain a secondary trading market in the shares of Preferred Stock outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the shares of Preferred Stock will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of Preferred Stock will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of Preferred Stock, likely will have an adverse effect on the secondary market price of such shares of Preferred Stock, and a selling shareholder may sell shares of Preferred Stock between Auctions at a price per share of less than $25,000.

DIVIDENDS

     GENERAL. The holders of shares of Preferred Stock of each series will be entitled to receive, when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the shares of Preferred Stock so declared and payable will be paid
(i) in preference to and in priority over any dividends so declared and payable on the Fund's shares of common stock, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends on the shares of Preferred Stock, to the extent that they are derived from municipal obligations, generally will be exempt from federal income tax, though some or all of those dividends may be a tax preference item for purposes of AMT. See "Taxes."


     Dividends on each series of Preferred Stock will accumulate from the Date of Original Issue and will be payable on the dates described below. Dividends on a series of shares of Preferred Stock with respect to the Initial Dividend Period will be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of Preferred Stock will be payable, at the option of the Fund, either (i) with respect to any 28-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Fund's Board of Directors will fix the Dividend Payment Date. The Fund's Board of Directors before authorizing a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of Preferred Stock set forth in the Charter.


     Before each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the shares of Preferred Stock, which holder is expected to be the nominee of the Securities Depository. See "Description of Preferred Stock--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the shares of Preferred Stock first will be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of the shares of Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of Preferred Stock which may be in arrears.

     The amount of cash dividends per share of Preferred Stock of each series payable (if declared) on the Initial Dividend Payment Date, each 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of Preferred Stock payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.


     NOTIFICATION OF DIVIDEND PERIOD. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by a Request for Special Dividend Period to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of Preferred Stock will be a number of days (other than 28), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable before such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, will be given on or before the second Business Day but not more than seven Business Days before an Auction Date for the shares of Preferred Stock of that series and, in the case of a Long Term Dividend Period, will be given on or before the second Business Day but not more than 28 days before an Auction Date for the shares of Preferred Stock of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly will determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the shares of Preferred Stock of that series during such Special Dividend Period and the Specific Redemption Provisions and will give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short term and long term market rates and indices of such short term and long term rates, (ii) existing market supply and demand for short term and long term securities, (iii) existing yield curves for short term and long term securities comparable to the shares of Preferred Stock, (iv) industry and financial conditions which may affect the shares of Preferred Stock of that series, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the shares of Preferred Stock would remain or become beneficial holders.


     If the Broker-Dealers do not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the shares of Preferred Stock of that series, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the shares of Preferred Stock of that series, the Fund, by no later than the second Business Day before such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and
(iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to S&P. The Fund will not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or before the Business Day prior to the relevant Auction Date if (x) either the Investment Company Act Preferred Stock Asset Coverage is not satisfied or the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate the Broker-Dealers advise the Fund is an approximately equal rate for securities similar to the shares of Preferred Stock with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also has agreed to provide a copy of such Notice of Revocation to S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 28-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 28-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-Day Dividend Period.


     DETERMINATION OF DIVIDEND RATE. The dividend rate on a series of Preferred Stock during the period from and including the Date of Original Issue for the shares of Preferred Stock to but excluding the Initial Dividend Payment Date for that series of Preferred Stock (the "Initial Dividend Period") will be the rate per annum set forth on the cover page of this Prospectus. Commencing on the Initial Dividend Payment Date for a series of Preferred Stock, the Applicable Rate on that series of Preferred Stock for each Subsequent Dividend Period, which Subsequent Dividend Period will be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day before the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), will be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for each series of Preferred Stock is referred to herein as a "Dividend Period." Cash dividends will be calculated as set forth above under "Dividends--General."


     NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period for a series of Preferred Stock will commence if the Fund fails to (i) declare, before the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the shares of Preferred Stock payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the shares of Preferred Stock called for redemption, the Mandatory Redemption Price per share of such shares of Preferred Stock or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the Preferred Stock will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the Preferred Stock of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the shares of Preferred Stock of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period will be a 28-Day Dividend Period. Any dividend on the Preferred Stock due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of Preferred Stock on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of Preferred Stock), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and S&P (or any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the Preferred Stock) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the shares of Preferred Stock.

     RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS. Under the Investment Company Act, the Fund may not declare dividends or make other distributions on the Fund's shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the Investment Company Act) with respect to the outstanding shares of Preferred Stock would be less than 200% (or such other percentage as in the future may be required by law). Under the Internal Revenue Code, the Fund must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes." Upon any failure to pay dividends on the shares of Preferred Stock for two years or more, the holders of the shares of Preferred Stock will acquire certain additional voting rights. See "Voting Rights" below.

     For so long as any shares of Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of its common stock or other stock, if any, ranking junior to the shares of Preferred Stock as to dividends or upon liquidation) in respect of its shares of common stock or any other stock of the Fund ranking junior to or on a parity with the shares of Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of Preferred Stock as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with shares of Preferred Stock as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount, and the Investment Company Act Preferred Stock Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the shares of Preferred Stock due on or before the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Charter.

     ADDITIONAL DIVIDENDS. If the Fund retroactively allocates any net capital gains or other taxable income to the shares of Preferred Stock without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares of Preferred Stock (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. Such a retroactive allocation may happen when such allocation is made as a result of (i) the redemption of all or a portion of the outstanding shares of Preferred Stock, (ii) the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), (iii) a debt obligation believed to be a municipal obligation unexpectedly turns out to be an obligation subject to federal income tax or (iv) any other reason determined in good faith by the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the shares of Preferred Stock), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."


     An "Additional Dividend" means a payment to a present or former holder of the shares of Preferred Stock of an amount that would cause (i) the dollar amount of such holder's dividends received on the shares of Preferred Stock with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax and applicable state tax attributable to the aggregate of
(x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and (y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the shares of Preferred Stock with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from the Fund is a preference item for purposes of AMT; and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of shares of Preferred Stock at the maximum marginal federal income tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any state and local taxes and the phase out of, or provisions limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.


     If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on the shares of Preferred Stock in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Fund may include such taxable income in a dividend on the shares of Preferred Stock if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Charter. These requirements are summarized below.

     INVESTMENT COMPANY ACT PREFERRED STOCK ASSET COVERAGE. The Fund will be required under the Charter to maintain, with respect to the shares of Preferred Stock, as of the last Business Day of each month in which any shares of Preferred Stock are outstanding, asset coverage of at least 200% with respect to senior securities which are shares in the Fund, including the shares of Preferred Stock (or such other asset coverage as in the future may be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of paying dividends on its common stock) ("Investment Company Act Preferred Stock Asset Coverage"). If the Fund fails to maintain Investment Company Act Preferred Stock Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "Investment Company Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Preferred Stock. See "Redemption" below.


     The Investment Company Act Preferred Stock Asset Coverage immediately following the issuance of shares of Preferred Stock offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of Preferred Stock) computed using the Fund's net assets as of August 31, 1999 and assuming the shares of Preferred Stock had been issued as of such date will be as follows:

        Value of Fund assets less liabilities not
             constituting senior securities                 $283,240,827
----------------------------------------------------
 Senior securities representing indebtedness plus
 liquidation value of the shares of Preferred Stock    =    $100,000,000 = 283%

     PREFERRED STOCK BASIC MAINTENANCE AMOUNT. So long as the shares of Preferred Stock are outstanding, the Fund will be required under the Charter to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date (the "Preferred Stock Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of Preferred Stock. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount on or before the Preferred Stock Basic Maintenance Cure Date. See "Redemption" below.


     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the shares of Preferred Stock. These factors include the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event will the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the Preferred Stock Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of Preferred Stock by S&P or any Substitute Rating Agency.

     On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and S&P a report with respect to the calculation of the Preferred Stock Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (a "Preferred Stock Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver a Preferred Stock Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver a Preferred Stock Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent auditors regarding the accuracy of the calculations made by the Fund in its most recent Preferred Stock Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of the Fund's common stock are repurchased by the Fund, the Fund will complete and deliver to S&P a Preferred Stock Basic Maintenance Report as of the close of business on such date that shares of the Fund's common stock are repurchased. If any such letter prepared by the Fund's independent auditors shows that an error was made in the most recent Preferred Stock Basic Maintenance Report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the Investment Company Act and under Maryland law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the shares of Preferred Stock, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no shares of Preferred Stock may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the shares of Preferred Stock or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of Preferred Stock plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock to the extent provided herein. See "Description of Preferred Stock--Dividends--Additional Dividends." The Fund has the authority to redeem the shares of Preferred Stock for any reason and may redeem all or part of the outstanding shares of Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of shares of the Fund's common stock for any significant period of time than that obtainable if the shares of common stock were unleveraged.


     MANDATORY REDEMPTION. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the shares of Preferred Stock to the extent permitted under the Investment Company Act and Maryland law, on a date fixed by the Fund's Board of Directors, if the Fund fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or to satisfy the Investment Company Act Preferred Stock Asset Coverage and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of Preferred Stock means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of shares of Preferred Stock may be entitled to receive Additional Dividends in the event of redemption of such shares of Preferred Stock to the extent provided herein. See "Description of Preferred Stock--Dividends--Additional Dividends." The number of shares of Preferred Stock to be redeemed will be equal to the lesser of (a) the minimum number of shares of Preferred Stock the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or satisfaction of the Investment Company Act Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of Preferred Stock then outstanding will be redeemed), and (b) the maximum number of shares of Preferred Stock, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of Preferred Stock required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Stock Basic Maintenance Amount or satisfaction of the Investment Company Act Preferred Stock Asset Coverage, as the case may be, pro rata among shares of Preferred Stock and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided, that shares of Preferred Stock that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of Preferred Stock which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.


     GENERAL. If the shares of Preferred Stock are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of Preferred Stock (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days before the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of Preferred Stock to be redeemed, (iii) the redemption price, (iv) the place or places where shares of Preferred Stock are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Charter pursuant to which such shares are being redeemed. The notice also will be published in THE WALL STREET JOURNAL. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If less than all of the outstanding shares of Preferred Stock are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of Preferred Stock, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of the series of Preferred Stock, the particular shares to be redeemed will be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.


     If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing an S&P Exposure Period of three Business Days) equal to the redemption payment for the shares of Preferred Stock as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of Preferred Stock of such series so called for redemption may look only to the Fund for payment thereof.


     So long as any shares of Preferred Stock are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of Preferred Stock will be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of Preferred Stock, and all capital stock of the Fund ranking on a parity with the shares of Preferred Stock with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the shares of Preferred Stock Basic Maintenance Amount.

LIQUIDATION RIGHTS


     Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of Preferred Stock of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any common stock or any other shares of the Fund ranking junior in right of payment upon liquidation of the Preferred Stock, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of the Preferred Stock will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding shares of Preferred Stock and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the Preferred Stock as to payment upon liquidation, then such assets will be distributed among the holders of the Preferred Stock and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund will not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.


VOTING RIGHTS


     Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of the Fund's common stock and any other preferred stock as a single class.


     In connection with the election of the Fund's directors, holders of the shares of Preferred Stock and any other preferred stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of the Fund's common stock and shares of Preferred Stock and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of the shares of Preferred Stock are entitled, together with the holders of shares of any other preferred stock, to elect a majority of the Fund's directors under the Investment Company Act, then the number of directors constituting the Fund's Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of the Preferred Stock and any other preferred stock as described above, would constitute a majority of the Fund's Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of the shares of Preferred Stock and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Preferred Stock and any other preferred stock for all past Dividend Periods, the additional voting rights of the holders of shares of Preferred Stock and any other preferred stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Preferred Stock and any other preferred stock (but not of the directors with respect to whose election the holders of shares of common stock were entitled to vote or the two directors the holders of shares of Preferred Stock and any other preferred stock have the right to elect in any event) will terminate automatically.


     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Preferred Stock and any other preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the shares of Preferred Stock or any other series of Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of preferred stock which is substantially identical in all respects to the shares of Preferred Stock, if the Fund obtains written confirmation form S&P that the issuance of any additional shares would not impair the rating then assigned by S&P to the Preferred Stock, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of Preferred Stock or any other preferred stock. The Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent permitted under the Investment Company Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of Preferred Stock of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Fund's Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from S&P that any such amendment, alteration or repeal would not impair the rating then assigned to the shares of Preferred Stock.

     Unless a higher percentage is provided for under the charter, as described in "Description of Capital Structure" or "Certain Provisions of the Charter," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of Preferred Stock and any other preferred stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of Preferred Stock and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of Preferred Stock and any other preferred stock, voting together as a single class, necessary to authorize the action in question.


     The foregoing voting provisions will not apply to the shares of Preferred Stock if, at or before the time when the act with respect to which such vote otherwise would be required to be taken, such shares were (i) redeemed or (ii) called for redemption and sufficient funds were deposited in trust to effect such redemption.


                             MANAGEMENT OF THE FUND

     BOARD OF DIRECTORS. The business affairs of the Fund are managed under the general supervision of its Board of Directors in accordance with Maryland law. The names and business addresses of the Directors and officers of the Fund and their principal occupations during the past five years are set forth in the SAI.


     INVESTMENT ADVISER. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multi-bank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

     Dreyfus provides investment management services to the Fund pursuant to a Management Agreement, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. The Fund's primary portfolio manager is Joseph
P. Darcy. He has held that position since August 1999 and has been employed by Dreyfus since 1994. The Fund's other portfolio managers are identified in the SAI. Dreyfus also provides research services for the Fund and for other funds advised by Dreyfus through a professional staff of portfolio managers and securities analysts.


     Under the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.70% of the value of the Fund's average weekly net assets.

     The Management Agreement provides that Dreyfus shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Dreyfus in the performance of its duties or from reckless disregard of its obligations and duties under the Management Agreement.


     Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus's employees does not disadvantage any fund managed by Dreyfus. Under the Policy, Dreyfus's employees must preclear personal transactions in securities not exempt under the Policy. In addition, Dreyfus's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, Dreyfus's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of Dreyfus who comply with the Policy's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


     The Management Agreement may be terminated without penalty upon 60 days' written notice by the Fund's Board of Directors or by a majority vote of the outstanding shares of the Fund or, upon not less than 90 days' notice, by Dreyfus, and automatically terminates in the event of its assignment.


                                      TAXES

GENERAL


     The Fund qualifies and has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code and intends to continue to qualify under those provisions each year. To qualify as a RIC, the Fund must, among other things, satisfy certain requirements as to the sources of its income and the composition of its assets (see below). In addition, the Fund is required, each year, to distribute at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Internal Revenue Code, without regard to the deduction for dividends paid) and 90% of its net tax-exempt income. As a RIC, the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its taxable investment income and capital gains that it distributes to its stockholders. The Fund intends, each year, to distribute to its stockholders substantially all of its taxable investment income and capital gains as well as its tax-exempt income.


     Under present law and based, in part, on certain representations of the Fund, Stroock & Stroock & Lavan LLP, counsel to the Fund, is of the opinion that the Preferred Stock will constitute stock of the Fund, and thus distributions with respect to the Preferred Stock (other than distributions in redemption of the Preferred Stock that are treated as exchanges of stock under section 302(b) of the Internal Revenue Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Stock constitutes debt of the Fund. If this position were upheld, the discussion of the treatment of distributions herein would not apply. Instead, distributions by the Fund to the holders of the Preferred Stock would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Stroock & Stroock & Lavan LLP believes that such a position, if asseted by the IRS, would be unlikely to prevail if the issue were properly litigated. The following discussion assumes that the Preferred Stock constitutes stock of the Fund.


     Each dividend distribution ordinarily will constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest dividend," which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain municipal obligations, however, may be a preference item for purposes of AMT. Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income and net short term capital gain will be taxable as ordinary income. Finally, distributions of the Fund's net capital gain (the excess of net long term capital gain over net short term capital loss) as capital gain dividends, if any, will be taxable to shareholders as long term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).


     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year that was paid to the class. Thus, the Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of Preferred Stock. The Fund generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the shares of Preferred Stock prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, the Fund anticipates that the dividends paid on the shares of Preferred Stock will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to the shares of Preferred Stock (a "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund to its holders of common stock and holders of preferred stock during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends" below.

     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, Stroock & Stroock & Lavan LLP has advised the Fund that under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among the Fund's shares of common stock and the shares of Preferred Stock will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of Preferred Stock may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. Stroock & Stroock & Lavan LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. You should be aware, however, that the opinion of Stroock & Stroock & Lavan LLP represents only its best legal judgment and is not binding on the IRS or the courts.


     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of Preferred Stock is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Fund.


     If at any time when shares of Preferred Stock are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of Preferred Stock--Dividends--Restrictions on Dividends and Other Payments." Such a suspension may prevent the Fund from distributing the amounts required for maintaining its RIC status, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem shares of Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of Preferred Stock-- Redemption." There can be no assurance, however, that any such action would achieve that objective.

     Certain of the Fund's investment practices are subject to Internal Revenue Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

     The Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. However, the Fund intends to conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs, or of any two issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


TAX TREATMENT OF ADDITIONAL DIVIDENDS


     If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of Preferred Stock who are subject to the Retroactive Taxable Allocation. See "Description of Preferred
Stock--Dividends--Additional Dividends." The federal income tax consequences of the receipt of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above.


SALES OF SHARES OF PREFERRED STOCK


     The sale of shares of Preferred Stock (including transfers in connection with a redemption or repurchase of shares of Preferred Stock) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the holder's adjusted tax basis in the shares of Preferred Stock and the amount received. If the shares of Preferred Stock are held as a capital asset, the gain or loss will be a capital loss and will be long term if the shares of Preferred Stock have been held for more than one year. Any loss realized on a disposition of shares of Preferred Stock held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares of Preferred Stock, and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain dividends received with respect to those shares of Preferred Stock. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of Preferred Stock will be disallowed to the extent those shares of Preferred Stock are replaced by other shares of Preferred Stock within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares of Preferred Stock. In that event, the basis of the replacement shares of Preferred Stock will be adjusted to reflect the disallowed loss.


BACKUP WITHHOLDING


     The Fund is required to withhold 31% of all taxable dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain dividends also is required for such shareholders who otherwise are subject to backup withholding.


                         ------------------------------


     The foregoing briefly summarizes some of the important federal income tax consequences of investing in the shares of Preferred Stock, reflects the federal income tax law, as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers regarding the tax consequences of purchasing, holding and disposing of Preferred Stock and any proposed tax law change.



                        DESCRIPTION OF CAPITAL STRUCTURE


     The Fund was incorporated in Maryland on September 2, 1988. It is authorized to issue 109,996,000 shares of common stock, $.001 par value per share. All shares of common stock have equal non-cumulative voting rights and equal rights with respect to dividends and liquidation. Shares of common stock are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. So long as any preferred stock is outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accrued dividends on any preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) would be at least 200% after giving effect to such distributions. The following table shows the amount of (i) shares authorized, and (ii) shares outstanding (no shares are held for the Fund's own account), for each class of authorized securities of the Fund as of August 31, 1999.


                                                                            Amount            Amount
                          TITLE OF CLASS                                  Authorized        Outstanding


Common Stock..................................................           109,996,000         20,382,927
Shares of Preferred Stock
     Series A.................................................                 2,000             -0-
     Series B.................................................                 2,000             -0-


     Holders of shares of common stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of shares of common stock and in the net assets of the Fund available for distribution to holders of shares of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of shares of common stock nor holders of shares of Preferred Stock have pre-emptive or conversion rights and shares of common stock are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding shares of Preferred Stock, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining assets of the Fund among the holders of shares of common stock.


     Holders of shares of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of Preferred Stock or other shares of preferred stock on each matter submitted to a vote of holders of shares of common stock, except as described under "Description of Preferred Stock--Voting Rights."

     The shares of common stock, shares of Preferred Stock and any other shares of preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, shares of Preferred Stock and any other shares of preferred stock voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, shares of Preferred Stock and any other shares of preferred stock will not be able to elect any of such directors.

     So long as shares of Preferred Stock or other shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on shares of Preferred Stock or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (expected to equal the aggregate original purchase price of the outstanding shares of Preferred Stock plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the Investment Company Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the shares of Preferred Stock from a Rating Agency. These requirements include an asset coverage test more stringent than under the Investment Company Act. See "Description of Preferred Stock--Dividends--Restrictions on Dividends and Other Payments."

     So long as any shares of the Fund's preferred stock are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its common stock unless (i) all accrued preferred stock dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). In addition, any purchase by the Fund of the shares of its common stock at a time when shares of Preferred Stock are outstanding will increase the leverage applicable to the outstanding shares of common stock then remaining.


     The shares of common stock commenced trading on the AMEX on October 21, 1988. At August 31, 1999, the net asset value per share of common stock was $9.05, and the closing price per share of common stock on the AMEX was $7.94.


     Under the Investment Company Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of shares of common stock nor holders of the shares of Preferred Stock have pre-emptive rights to purchase any shares of preferred stock. It is anticipated that the net asset value per share of preferred stock will equal its original purchase price per share plus accumulated dividends per share.

CONVERSION TO OPEN-END FUND


     Conversion to an open-end investment company would require the approval of the holders of the Fund's shares then entitled to be voted and of the holders of shares of the Fund's preferred stock then entitled to be voted, voting as a separate class. See "Certain Provisions of the Charter" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. The conversion to an open-end investment company would require the redemption of any shares of preferred stock outstanding and would make shares of the Fund's common stock redeemable at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemptions, and its shares of common stock would no longer be listed on the AMEX. The Board of Directors may propose at any time conversion of the Fund to an open-end investment company depending upon the Directors' judgment as to the advisability of such action in light of circumstances then prevailing. If shares of the Fund's common stock have traded at an average discount from net asset value of more than 10% during 12 consecutive calendar weeks, the Fund's Board will consider submitting to the Fund's shareholders a proposal to convert the Fund to an open-end investment company.



                        CERTAIN PROVISIONS OF THE CHARTER


     The Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's Board of Directors is divided into three classes, with the term of office of one class expiring each year. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Charter provides that the maximum number of Directors that may constitute the Fund's entire Board is twelve. A Director may be removed from office or the maximum number of Directors increased only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter. Moreover, under Maryland law, a director on a classified board, such as the Fund's may be removed from office only for cause.

     In addition, the Charter requires the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to authorize the conversion of the Fund from a closed-end to an open-end investment company, or to approve, adopt or authorize any of the following actions:


     (i) a merger or consolidation or statutory share exchange of the Fund with or into another corporation;

     (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities or in connection with the repurchase of the Fund's shares); or

     (iii) a liquidation or dissolution of the Fund;


unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the outstanding shares is required. Such approval, adoption or authorization of the foregoing actions also would require the favorable vote of the Fund's shares of preferred stock then entitled to be voted, including the Preferred Stock, voting as a separate class as described above.

     The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act and which can be changed only by a similar 75% vote, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.



                                  UNDERWRITING


     PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, acting as underwriter (the "Underwriter"), has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Dreyfus (the "Underwriting Agreement"), to purchase from the Fund the number of shares set forth below. The Underwriter is committed to purchase all of such shares of Preferred Stock if any are purchased.

                                                        Number of     Number of
                                                        Shares of     Shares of
        UNDERWRITER                                      Series A      Series B
                                                        Preferred     Preferred
                                                          Stock         Stock

PaineWebber Incorporated..............


     The Underwriter has advised the Fund that it proposes initially to offer the shares of Preferred Stock to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $___ per share. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $___ per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any shares of Preferred Stock purchased in the initial public offering on or before __________, 1999.

     The Underwriter will act in Auctions as a Broker-Dealer as set forth under "Description of Preferred Stock--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as A Broker-Dealer as set forth under "Description of Preferred Stock--Broker-Dealers." The Underwriter also may provide information to be used in ascertaining the Reference Rate.


     The Fund anticipates that the Underwriter from time to time may act as a dealer in connection with the execution of the Fund's portfolio transactions. See "Investment Restrictions" and "Portfolio Trading" in the SAI.


     The Fund and Dreyfus have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933.


     As described below under "Shareholder Servicing Agent, Custodian and Transfer Agent," PaineWebber Incorporated does and will continue to provide shareholder services to the Fund pursuant to an agreement with Dreyfus. Dreyfus has agreed to pay for such services.



            SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT


     Pursuant to an agreement, Dreyfus has agreed to make quarterly payments of $42,638 to PaineWebber Incorporated for providing statistical, economic, financial and fixed income market information with respect to the Fund's market performance and general economic and interest rate conditions in the United States and consultation regarding the relationship of the market price of the common stock of the Fund and other closed-end investment companies to (i) the net asset value of such stock, (ii) the distribution rate of the Fund and such other companies, (iii) various market indices and (iv) other performance indicators. PaineWebber Incorporated also provides consultation with respect to any issuer tender offers or stock repurchase programs effectuated by the Fund or other closed-end investment companies. PaineWebber Incorporated will have no responsibility with respect to the Fund's investments.


     Mellon Bank, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of the Fund. Mellon Bank, located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.


                                 LEGAL OPINIONS


     Stroock & Stroock & Lavan LLP, New York, New York, serves as counsel to the Fund and will pass on the legality of the shares of Preferred Stock. Certain legal matters will be passed on for the Underwriter by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.



                              INDEPENDENT AUDITORS


     The data in the "Financial Highlights" section of this Prospectus for each of the ten years in the period ended September 30, 1998 are based upon financial statements that have been audited by Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, as indicated in their reports with respect thereto, and are included in reliance on their report given on their authority as experts in auditing and accounting.



                             ADDITIONAL INFORMATION


     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, 61 Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.


     Additional information regarding the Fund and the shares of Preferred Stock is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares of Preferred Stock offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS


Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. As a result, no assurance can be given as to the future results, levels of activity, performance or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.


                          TABLE OF CONTENTS OF THE SAI

                                                                         PAGE


General Information......................................................2
Additional Information About Certain Portfolio Securities
    and Investment Techniques............................................2
Investment Restrictions.................................................11
Rating Agency Guidelines................................................13
Management of the Fund..................................................18
Ownership of Fund Shares................................................26
Portfolio Trading.......................................................26
Repurchase of Shares....................................................27
Taxation................................................................28
Financial Statements....................................................31
Appendix A:  Ratings of Municipal Obligations..........................A-1
Appendix B:  Tax Equivalent Yield Table................................B-1
Appendix C:  Settlement Procedures.....................................C-1
Appendix D:  Auction Procedures........................................D-1

                                    GLOSSARY

     "'AA' COMPOSITE COMMERCIAL PAPER RATE," on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by PaineWebber Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper;
(v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.


     "ADDITIONAL DIVIDEND" has the meaning set forth on page 32 of this Prospectus.


     "AGENT MEMBER" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of Preferred Stock or on behalf of a Potential Beneficial Owner.


     "AMT" has the meaning set forth on page 13 of this Prospectus.


     "ANTICIPATION NOTES" means the following municipal obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.


     "APPLICABLE PERCENTAGE" has the meaning set forth on page 22 of this Prospectus.


     "APPLICABLE RATE" means the rate per annum at which cash dividends are payable on shares of Preferred Stock for any Dividend Period.

     "AUCTION" means a periodic operation of the Auction Procedures.


     "AUCTION AGENT" means Bankers Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Fund's Board of Directors or a duly authorized committee thereof enters into an agreement with the Board of Directors to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of Preferred Stock.


     "AUCTION AGENT AGREEMENT" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.


     "AUCTION DATE" has the meaning set forth on page 21 of this Prospectus.


     "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Appendix D to the SAI.

     "AVAILABLE SHARES OF PREFERRED STOCK" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "BENEFICIAL OWNER" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of Preferred Stock or a Broker-Dealer that holds shares of Preferred Stock for its own account.

     "BID" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "BIDDER" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.


     "BOARD OF DIRECTORS" OR "BOARD" means the Fund's Board of Directors and, to the extent permitted by law, any committee thereof.


     "BROKER-DEALER" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "BROKER-DEALER AGREEMENT" means an agreement entered into between the Auction Agent and a Broker-Dealer, including PaineWebber Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "CEDE" means Cede & Co., the nominee of DTC, and in whose name the shares of Preferred Stock initially will be registered.

     "CHARTER" means the Fund's Articles of Incorporation, as amended.




     "COMMERCIAL PAPER DEALERS" means PaineWebber Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.


     "CURE DATE" has the meaning set forth on page 34 of this Prospectus.


     "DATE OF ORIGINAL ISSUE" means, with respect to each share of Preferred Stock, the date on which such share first is issued by the Fund.

     "DEPOSIT SECURITIES" means cash and municipal obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "DISCOUNT FACTOR" means a S&P Discount Factor.

     "DISCOUNTED VALUE" of any asset of the Fund means with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor.


     "DIVIDEND PAYMENT DATE" means any date on which dividends on shares of Preferred Stock are payable as provided under "Description of Preferred Stock--Dividends--General."

     "DIVIDEND PERIODS" means any of the Initial Dividend Period, 28-Day Dividend Periods or the Special Dividend Periods. If the Fund changes the dividend period to seven days, then 7-Day Dividend Periods will be substituted for 28-Day Dividend Periods.


     "DREYFUS" means The Dreyfus Corporation, the Fund's investment adviser.

     "DTC" means The Depository Trust Company.

     "EXISTING HOLDER" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of Preferred Stock in the records of the Auction Agent.

     "FITCH" means Fitch IBCA, Inc. or its successors.

     "FUND" means Dreyfus Municipal Income, Inc., a Maryland corporation that is the issuer of the shares of Preferred Stock.

     "HOLD ORDER" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.


     "INITIAL DIVIDEND PAYMENT DATE" means _____________, 1999 for Series A Preferred Stock and __________, 1999 for Series B Preferred Stock.


     "INITIAL DIVIDEND PERIOD" means, with respect to the shares of Preferred Stock, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the shares of Preferred Stock.

     "INITIAL MARGIN" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

     "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "INVESTMENT ADVISERS ACT" means the Investment Advisers Act of 1940, as amended from time to time.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time.


     "INVESTMENT COMPANY ACT PREFERRED STOCK ASSET COVERAGE" has the meaning set forth on page 32 of this Prospectus.

     "INVESTMENT COMPANY ACT CURE DATE" has the meaning set forth on page 32 of this Prospectus.


     "IRS" means the United States Internal Revenue Service.

     "LONG TERM DIVIDEND PERIOD" has the meaning specified in the definition of "SPECIAL DIVIDEND PERIOD."


     "MANDATORY REDEMPTION PRICE" has the meaning set forth on page 34 of this Prospectus.


     "MARGINAL TAX RATE" means the maximum marginal federal individual income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.


     "MAXIMUM APPLICABLE RATE" has the meaning specified under "Description of Preferred Stock--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" of this Prospectus.


     "MAXIMUM POTENTIAL ADDITIONAL DIVIDEND LIABILITY" has the meaning set forth under "Preferred Stock Basic Maintenance Amount" below.

     "MOODY'S" means Moody's Investors Service, Inc. or its successors.




     "NON-CALL PERIOD" has the meaning set forth under "SPECIFIC REDEMPTION PROVISIONS" below.


     "NON-PAYMENT PERIOD" has the meaning set forth on page 30 of this Prospectus.

     "NON-PAYMENT PERIOD RATE" has the meaning set forth on page 5 of this Prospectus.

     "NORMAL DIVIDEND PAYMENT DATE" has the meaning set forth on page 28 of this Prospectus.

     "NOTICE OF REVOCATION" has the meaning set forth on page 29 of this Prospectus.

     "NOTICE OF SPECIAL DIVIDEND PERIOD" has the meaning set forth on page 29 of this Prospectus.

     "OPTIONAL REDEMPTION PRICE" has the meaning set forth on page 34 of this Prospectus.


     "ORDER" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "POTENTIAL BENEFICIAL OWNER" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of Preferred Stock but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of Preferred Stock.

     "POTENTIAL HOLDER" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of Preferred Stock (or, in the case of an Existing Holder, additional shares of Preferred Stock).

     "PREFERRED STOCK" means shares of preferred stock, par value $.001 per share, of the Fund.


     "PREFERRED STOCK BASIC MAINTENANCE AMOUNT." The Preferred Stock Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of Preferred Stock outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of Preferred Stock outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the shares of Preferred Stock will not end within 49 calendar days of such Valuation Date;
(C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of Preferred Stock outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the S&P Volatility Factor determined from time to time by S&P (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period
Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i)
(E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements and any amounts payable for municipal obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of the shares of Preferred Stock or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem the shares of Preferred Stock subject to redemption or to satisfy any of (i) (B) through (i) (F). For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

     "PREFERRED STOCK BASIC MAINTENANCE CURE DATE" has the meaning set forth on page 33 of this Prospectus.

     "PREFERRED STOCK BASIC MAINTENANCE REPORT" has the meaning set forth on page 33 of this Prospectus.


     "PREMIUM CALL PERIOD" has the meaning set forth under "SPECIFIC REDEMPTION PROVISIONS" below.

     "RATING AGENCY" means a nationally recognized statistical rating organization.




     "REFERENCE RATE" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

     "REPRESENTATIVE" means PaineWebber Incorporated, or its successors.


     "REQUEST FOR SPECIAL DIVIDEND PERIOD" has the meaning set forth on page 28 of this Prospectus.

     "RESPONSE" has the meaning set forth on page 29 of this Prospectus.

     "RETROACTIVE TAXABLE ALLOCATION" has the meaning set forth on page 31 of this Prospectus.


     "RIC" means regulated investment company under the Internal Revenue Code.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.


     "S&P DISCOUNT FACTOR" has the meaning set forth on page 13 of the SAI.

     "S&P ELIGIBLE ASSETS" has the meaning set forth on page 13 of the SAI.


     "S&P EXPOSURE PERIOD" means the maximum period of time following a Valuation Date, including the Valuation Date and the Preferred Stock Basic Maintenance Cure Date, that the Fund has under the Charter to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the Preferred Stock Basic Maintenance Amount.




     "S&P VOLATILITY FACTOR" means ___% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

     "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of Preferred Stock.

     "SELL ORDER" has the meaning specified in Paragraph 3(b)(i) of the Auction Procedures.

     "SHORT TERM DIVIDEND PERIOD" has the meaning specified in the definition of "SPECIAL DIVIDEND PERIOD" below.


     "SPECIAL DIVIDEND PERIOD" means a Dividend Period consisting of a specified number of days (other than 28), evenly divisible by seven and not fewer than seven nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period").

     "SPECIFIC REDEMPTION PROVISIONS" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Fund's Board of Directors, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of Preferred Stock subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Fund's Board of Directors, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of Preferred Stock subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund's Board of Directors after consultation with the Auction Agent and the Broker-Dealers.


     "SUBMISSION DEADLINE" has the meaning specified in Paragraph 3(a)(x) of the Auction Procedures.

     "SUBMITTED BID" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "SUBMITTED HOLD ORDER" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "SUBMITTED ORDER" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "SUBMITTED SELL ORDER" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

     "SUBSEQUENT DIVIDEND PERIOD" means each Dividend Period after the Initial Dividend Period.

     "SUBSTITUTE RATING AGENCY" and "SUBSTITUTE RATING AGENCIES" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of Preferred Stock.

     "SUFFICIENT CLEARING BIDS" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.


     "TAXABLE EQUIVALENT OF THE SHORT TERM MUNICIPAL OBLIGATIONS RATE" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for federal income tax purposes under the Internal Revenue Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the marginal tax rate noted above (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless S&P provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the shares of Preferred Stock.

     "TAXABLE INVESTMENTS" has the meaning set forth on page 14 of this Prospectus.

     "28-DAY DIVIDEND PERIOD" means a Dividend Period consisting of 28 days. If the Fund changes the dividend period to seven days, then 7-Day Dividend Periods will be substituted for 28-Day Dividend Periods.

     "UNDERWRITING AGREEMENT" has the meaning set forth on page 44 of this Prospectus.


     "U.S. TREASURY BILL RATE" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. TREASURY NOTE RATE" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "VALUATION DATE" has the meaning set forth on page 33 of this Prospectus.

     "VARIATION MARGIN" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

     "WINNING BID RATE" has the meaning specified in Paragraph 3(d)(i) of the Auction Procedures.

                         DREYFUS MUNICIPAL INCOME, INC.
                             2,000 Shares Series A
                             2,000 Shares Series B


                            Auction Preferred Stock
                    Liquidation Preference $25,000 Per Share


                            [Logo]  DREYFUS

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                                   PROSPECTUS
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                            PaineWebber Incorporated

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                               September __, 1999